Exhibit 99.1

eXp Realty The Agent - Owned Cloud Brokerage ™ OTCQB : EXPI 1 2 1 1

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Important Cautionary Statement

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, including without limitation, those regarding activities, events, financial results or developments that we intend, plan, expect, believe, project, forecast or anticipate will or may occur in the future. Examples of forward-looking statements include, but are not limited to, statements we make regarding the potential size of the market for our products, impacts of future legislation and regulatory action, forecasts of future performance, financial condition and results of operations, plans to expand to other markets, development of new technologies, potential acquisitions and the possibility of up-listing or cross-listing our equity securities. These statements reflect our management's current views with respect to future events, are not guarantees of future performance, and involve risks and uncertainties that are difficult to predict. Further, forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such assumptions and assessments are made in light of our experience and perception of historical trends, current conditions and expected future results. These statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of our control and difficult to forecast which may cause actual results to differ materially from those that may be described or implied herein. Such factors include but are not limited to: general economic conditions; competitive factors; political, economic, and regulatory changes affecting the real estate industry and various other factors, both referenced and not referenced above, and other factors that are described in our filings with the Securities and Exchange Commission (the "Commission"), including our periodic reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those set forth in this presentation. You should not place undue reliance on any forward-looking statements and are advised to carefully review and consider the various disclosures in our filings with the Commission. Except as required by law, we neither intend nor assume any obligation to revise or update these forward-looking statements, which speak only as of their dates. We nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this financial outlook. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.

Excluding the information from sources indicated, the content of this presentation is copyright 2015 eXp Realty International Corp. All Rights Reserved.

Overview of eXp Realty International Corp. eXp Realty LLC Real Estate Industry Backdrop eXp International and Subsidiaries Financial Overview Value Proposition for Agents and Brokers 2

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eXp Realty International Corporation Glenn Sanford, Founder / CEO / CFO Numerous Public and Private Enterprises in the 90’s in Various Capacities from Founder to Investor Relations Jason Gesing, President Legal and Brokerage Background Strong Public Relations Background. Facilitated significant growth of eXp to Date Darren Jacklin, Independent Works with a number of companies in an advisory capacity especially in Sales and Marketing and Entrepreneurship http://investors.exprealty.com/directors - and - executive - officers/ Board of Directors of eXp Realty International Corp

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eXp Realty International Corporation eXp Realty International and Subsidiaries eXp Realty International Corp (OTCBB: EXPI) eXp Realty Acquisition Corp eXp Realty, LLC First Cloud Mortgage Inc. 80.5% Interest eXp Realty of Washington Inc. eXp Realty of Canada Ltd eXp Realty of Connecticut, LLC National Growth Story

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Residential Real Estate Industry Backdrop ● Residential Real Estate Brokerage* ○ $20 Billion in Real Estate Commissions Generated / Year ■ 5.43 Millions Homes Sold in 2014 ■ 2 Million Active Licensed Real Estate Professionals ○ Highly Fragmented* ■ 85,000 Different Real Estate Firms Nationally ■ Almost All are Legacy Bricks and Mortar Based Firms ○ Innovators Are Valued by Venture Capital ■ Redfin - $160+ Million Raised To Date - $500 million plus Valuation ■ Compass - $800,000,000 Valuation based on Series C Round $50 million ● 4 Markets - NYC, Boston, DC & Miami *Source: http://www.realtor.org/field - guides/field - guide - to - quick - real - estate - statistics Note: eXp Realty has been growing its geographic footprint faster while adding agents and brokers faster than the Venture Backed firms listed above. In addition eXp Realty has required minimal capital inputs to date to achieve this growth.

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Residential Real Estate Industry Backdrop ● Limited Opportunity in the Public Company Arena and No Significant Growth Players outside eXp Realty ○ Realogy Holdings - $RLGY ○ Remax Holdings - $RMAX ○ Berkshire Hathaway - $BRK - A ○ The Last Small Publicly Traded Brokerage Acquired by Realogy in 2014 ■ ZipRealty was Purchased in 2014 by Realogy for $166 Million ● $2.7 Billion in Residential Real Estate Sales (2013) ● 1800 Real Estate Professionals ● Launched in 1999 ● Minimal Revenue Growth Year / Year - Breakeven Note: It took ZipRealty 14 years to grow to 1800 Agents and $2.7 Billion in Real Estate Sales. eXp Realty is on track based on the current growth trajectory to do that in under 9 Years from Launch.

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eXp Realty LLC ● Cloud - based Residential Real Estate Brokerage ○ Limited Bricks and Mortar Footprint ○ Low Cost of Entry into New Markets ● Operating in 31 States and Part of Canada ○ Over 77 Different MLS Market Areas ● Agent Centric Model ○ Financially Rewards Agents and Brokers ■ Transactions ■ Growth Activities ● One of the Fastest Growing Brands in North America ○ 60% YTD Agent Growth (750+ Agents/Brokers)

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Key Management EXPI (OTCQB) Brad Andersohn joined eXp Realty in early 2015 as Director of Education and Industry Outreach. Mr. Andersohn has more than 17 years in the Real Estate Industry including with First American Title; as the Community Manager at ActiveRain (the largest Social Network for Real Estate Professionals); and, as Director of Zillow Academy (Education Outreach for Zillow). Brad Andersohn Director of Education & Industry Outreach - RETechCampus and eXp Realty LLC Gabe LeBeau V.P. Technology - eXp Realty LLC and Affiliated Businesses David Gagnon Director of Cloud Leadership and Growth - eXp Realty LLC David Gagnon has been involved in the Residential Real Estate Brokerage Industry primarily with the regional and local ownership of Keller Williams in the New England region. Mr. Gagnon has held the position of CEO, Team Leader, Director of Growth and Development in various companies in the North East and has been working in a National and International Growth Capacity with eXp. Tim Mulvehill President - First Cloud Mortgage Inc. Timothy Mulvehill has been involved in the Residential Mortgage Industry for the past 21 Years in Various Capacities from CEO to Regional Management Positions with a number of Mortgage related enterprises. Mr. Mulvehill brings both a significant book of business as well as relationships with firms and other professionals in the Mortgage Industry. Gabe LeBeau has been handling Technology, Web Design and SEO for eXp Realty LLC since its inception in 2009. Prior to that he was head of technology for BuyerTours Realty LLC, the predecessor to eXp Realty LLC. Gabe has served in the Capacity of President of Working The Magic LLC a web design and SEO company and previously had been involved in the Mortgage Industry as a Loan Officer.

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eXp Realty Agent Count Quarter Over Quarter and Projected



Quarterly Agent Count
Actual
Projected
1200
800
400
eXp Realty LLC Launches in Bellingham Washington
Jason Gesing Joins and Launches eXp Realty in MA
Swanepoel Trends First Recognizes eXp Realty as Up and Coming Model
Inman News Recognizes eXp Realty as Innovator of the Year Finalist
Inman News Recognizes Glenn Sanford as 100 Most Influential in RE
*Swanepoel Trends Recognizes eXp Realty as Best and Largest Example of Cloud Brokerage
*Sanford Named to RE Most Powerful List
Merger Announced with Desert Canadians
*Merger Completed
*Atlanta Georgia Launch
Shares of EXPI Begin to Actively Trade on the OTCQB
Agent Ownership Initiative
Calgary Alberta Launch
*Icon Agent Program
*Brad Anderson Joins Executive Team
*New Cloud-Campus
*Gene Frederick Joins in Austin TX
*Direct Purchase Program
* REALTOR Mag Feature
*First Cloud Mortgage Inc.
*Fastest Growing Brokerage in Austin
*Hawaii Launch (31st State)
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015*
Q1 2016*
Q2 2016*
Q3 2016*

What is driving eXp Realty’s growth? MOBILITY eXp Realty provides agents & brokers freedom, flexibility and accountability without the burden of brick and mortar obligations or capital requirements. OWNERSHIP As a public company eXp Realty provides a revenue sharing program whereby agents & brokers earn both revenue & equity ownership awards. 1

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“The Amazon of Real Estate” The 2013 Swanepoel Trends Report identifies the cloud - based model as a powerful new innovation whose time has come. eXp Realty is the company leading the way and continues to be written up in trade and technology magazines.

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What is a Cloud Brokerage? eXp Realty is changing the way that agents, brokers and consumers work together. A cloud brokerage: ● Creates collaborative community ● Allows for interaction with other top professionals around the world ● Cuts out expenses, enabling the brokerage to share the additional funds with its agents & benefits to shareholders

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Some of the People Joining eXp Realty Kim and Doug Hayden Calgary Alberta Icon Agents Top 1% in Calgary Alberta TV Show Across Canada on Shaw Cable Micah Mruwat Oklahoma City 1 Year Ago Launched in OKC. 25 Agents Attracted in 12 months. Dynamic Career in TV prior to Real Estate. Gene Frederick Austin Texas #1 Recruiter for Keller Williams International 4 of the last 10 Years. Sold Interests in 5 Offices and Region to Join eXp Realty Randy Prothero Oahu - Hawaii One of the most Highly Respected Professionals in Hawaii. RE Educator / Mediator & Mentor.

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Some of the People Joining eXp Realty Vikki Bartholomae Houston, Texas Built some of the fastest growing market centers in Southern California. Ron Chin San Francisco, CA Former Managing Broker with RE/MAX and Broker Owner with United Realty and Mortgage Corp. Allison Gaddy Austin, TX and Charlotte, NC CEO of Gaddy Group Luxury; Proven Business Leader Chuck Keller Los Angeles, CA Former CEO and Team Leader of consistently one of Top Offices internationally for Keller Williams.

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Why Cloud - Based Realty? EXPI (OTCQB) Cloud technology enables eXp Realty to offer agents & brokers full - spectrum support in real - time from lead generation to professional development and collaboration without the cost of brick & mortar infrastructure.

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What If You Need a Place to Work, an Office or a Conference Room?

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“eXp Realty’s family of agents and brokers build their own businesses while establishing a direct ownership interest in eXp Realty International Corporation as a shareholder and partner. We believe our equity offering will continue to resonate and reshape the realty brokerage model.“ Glenn Sanford, CEO & Founder Delivery Maximum Value to our Agents, Brokers and Staff while building a national brand as The Agent - Owned Cloud Brokerage ™ What Is eXp Realty's Mission?

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Startup Costs & Fees Setup (one time) $99 Startup Fee Includes Cards & Folders Annual and Monthly Costs $50/Mo Fee $420/Yr University Tuition *Taken out of first Closing of the fiscal year

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Commission Split $16,000 Yearly Cap 80/20 Commission Split on first $80,000 GCI 100% for the remainder of your year Per Transaction Fee $25 Broker Review $30* E&O Insurance ($500 cap/year) *CA $40 For Capped Agents - 100% Commission to the agent $250* Transaction Fee $25 Broker Review $30 E&O Insurance ($500 cap/year) * each transaction AFTER you reach 100% Do you want to earn 100%+ PLUS?

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Revenue Share Levels eXpansion Share % (Only need to be active to Qualify) Active Personally Recruited Agents (FLQR) eXponential Share % Total Share % 1 1+ 3.5% 3.5% 2 0.2% 5+ 3.8% 4.0% 3 0.1% 10+ 2.4% 2.5% 4 0.1% 15+ 1.4% 1.5% 5 0.1% 20+ 0.9% 1.0% 6 0.5% 25+ 2.0% 2.5% 7 0.5% 40+ 4.5% 5.0% Revenue Share Calculator Get paid from Gross Commission* * See ICA addendum B

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Agent Ownership eXp Realty International Corp OTCQB: EXPI Publicly traded Agents earn ownership: 2015 Incentive Program Direct Purchase Program & Icon Agent Program ● 100 shares for First Closing ● 1,000 shares for Capping ● 1,000 shares for Each Recruit*

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● Introduced in April 2015 ● Agents and Brokers can Voluntarily Contribute 5% of the Gross Commission Income to the Purchase of EXPI Stock ● 36.7% of Agents and Brokers Are Part of the Program ● Average Additional Paid In Capital from program in excess of $25,000/month Direct Purchase Program for Agent and Brokers Note: Due to the Direct Purchase Program eXp Realty is not significantly dependent on outside investment. Our investors are our partners and in theory should be longer term than most third parties.

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● Top Agents Can Receive Their Personal Cap back in the form of Equity in EXPI ● 25% Vests Immediately ● 75% Vests at 3 Year Anniversary of Award ● Icons Attract Attention of Others in their Marketplace Icon Agent Program Note: < 2% of Agents at eXp Realty qualify however since the launch of the program the average $ Volume of the top end of agents who have joined has increased substantially.

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Financial Overview

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Key Metrics EXPI (OTCQB) Stock Price (10/5/15) $0.74 Market Cap $36.7 mm Shares outstanding(1) 49.62 mm Public Float 10.35 mm Insider holdings 75% (ttm) = trailing 12 months at June 30, 2015 (mrq) = most recent quarter June 30, 2015 (ft) + Full - Time Employees (1) Shares Issued and Outstanding at 6/30/15 Founded 2009 Employees (ft) 25 Brokers/Agents 750+ Revenues (ttm) $16.47 mm Gross Profit (ttm) $2.27 mm

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Key Financial and Operating Metrics Highlights • One of the fastest growing real estate brokerages in the country • Latest Quarter marked 57% top line revenue growth vs. same quarter 2014. 2nd Quarter Revenues $5.6 Million • 2014 - $13,000,000+ Revenues. ttm through 2Q 2015 $16,400,000+ • Over 60% Year to Date Agent Growth with over 750 agents and brokers in 31 states and Alberta • Over $500,000,000 in Real Estate Sales in 2014. Current run rate of $1,000,000,000 / year in real estate sales • Over $2,000,000,000 in Real Estate Sales since launch in October 2009 • Large insider ownership – 75%

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Recent Financial Information EXPI (OTCQB)

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Recent Financial Information EXPI (OTCQB)

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Contact Us Investor Relations investors@eXpRealty.com http://investors.exprealty.com/ OTCQB: EXPI 888.761.8208 Corporate HQ 1321 King Street #1 Bellingham, WA 98229 Tel .360 - 685 - 4206 TF: 844 - EXP - REAL http://www.eXpRealty.com

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